UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2012

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 4.01. Changes in Registrant's Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
On December 19, 2012, the Audit Committee (the “Audit Committee”) of the Board of Directors of Briggs & Stratton Corporation (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company's independent registered public accounting firm.
The reports of PwC on the Company's consolidated financial statements for the fiscal years ended July 3, 2011 and July 1, 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended July 3, 2011 and July 1, 2012, and through December 19, 2012, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended July 3, 2011 and July 1, 2012 and through December 19, 2012, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided PwC with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that PwC furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not PwC agrees with the statements related to them made by the Company in this report. A copy of PwC's letter to the SEC dated December 21, 2012 is attached as Exhibit 16.1 to this report.
(b) Newly Engaged Independent Registered Public Accounting Firm
On December 19, 2012, the Audit Committee approved the appointment of Deloitte & Touche LLP ("Deloitte") as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending June 30, 2013.  During the fiscal years ended July 3, 2011 and July 1, 2012 and through December 19, 2012, neither the Company, nor anyone on its behalf, consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Deloitte that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP dated December 21, 2012

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: December 21, 2012	/s/ David J. Rodgers
David J. Rodgers
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP dated December 21, 2012

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